THE APPLETON GROUP PLUS FUND
Series of Trust for Professional Managers

Supplement to Prospectus and Statement of Additional Information dated June 30, 2006

The investment advisor to The Appleton Group PLUS Fund (the “Fund”) and the Board of Trustees of Trust for Professional Managers have determined to eliminate the Fund’s redemption fee, effective on October 1, 2006. As of October 1, 2006, the following changes will be made to the Fund’s Prospectus and Statement of Additional Information dated June 30, 2006.

The Fees and Expenses table of the Prospectus will read as follows:

Shareholder Fees[1] (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses[2]	2.45%
Total Annual Fund Operating Expenses	3.70%
Less: Expense waiver/reimbursement	(1.70)%
Net Annual Fund Operating Expenses[3]	2.00%
1 You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”). If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.
2 Other expenses include custodian, transfer agency, and other customary Fund expenses. In addition, as part of its investment strategy, the Fund may take short positions on securities. Such additional expenses associated with these investments cannot be estimated and therefore, actual Fund expenses may be higher than those shown.
3 The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 2.00% of the Fund’s average net assets for at least the periods shown in the example below and for an indefinite period thereafter to ensure that the Fund’s net annual fund operating expenses will not exceed the net expense amount shown. This contract may only be terminated by the Board of Trustees if it is in the best interest of the Fund and its shareholders. The Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed, without causing Fund operating expenses to exceed the 2.00% cap. Any such reimbursement is subject to the Board of Trustees review and approval.

The subsection of the Prospectus entitled “Redemption Fee” under the general heading “Your Account with the Fund” will be removed.

The subsection of the Statement of Additional Information entitled “Redemption Fee” under the general heading “Purchase and Redemption of Fund Shares” will be removed.

Shareholder inquiries should be directed to the Fund at 1-866-993-7767.

Please retain this Supplement with your Prospectus for reference.

The date of this Prospectus Supplement is August 2, 2006.